UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2021

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Vice President, Operations

On October 4, 2021, the Board of Directors (the “Board”) of Shell Midstream Partners GP LLC (the “general partner”), the general partner of Shell Midstream Partners, L.P. (the “Partnership”), appointed Gregory T. Mouras, 41, as Vice President, Operations of the general partner, effective October 15, 2021.

Mr. Mouras was also appointed as the General Manager of U.S. Midstream Operations for Shell Pipeline Company LP (“SPLC”), effective October 15, 2021. Previously, Mr. Mouras served as the Asset Operations Manager for SPLC in the Gulf of Mexico region since 2018, and as the interim General Manager of U.S. Midstream Operations since July 2021, helping to lead our business through Hurricane Ida recovery efforts. Mr. Mouras joined Shell Exploration & Production Company in 2003 and has served in various engineering and operational roles in the upstream business in both the Gulf of Mexico and onshore Texas regions, including Facilities and Reliability Engineering Manager, Surface Technical Development Manager and Regional Discipline Lead, thereby gaining expertise in the integrated Gulf of Mexico value chain from upstream to the market. Mr. Mouras graduated from Louisiana State University with a bachelor’s degree in Mechanical Engineering and holds a Professional Engineering license in Louisiana.

Mr. Mouras was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Mouras that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: October 5, 2021